Exhibit 10.68

EXECUTION VERSION

FIRST AMENDMENT TO

AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT (this “Amendment”) is executed as of March 28, 2014, by and among BLOOM ENERGY CORPORATION, a Delaware corporation (the “Administrator”), 2013B ESA HOLDCO, LLC, a Delaware limited liability company (the “Company”) and 2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Project Company”). The Company, Project Company and the Administrator shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Amended and Restated Administrative Services Agreement, dated as of September 25, 2013, as amended by this Amendment (the “ASA”), by and between the Parties.

RECITALS

A. WHEREAS, the Parties desire to amend the ASA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the ASA as follows:

AGREEMENT

1.	Amendments.

a.	The definition of the capitalized term “ECCA” set forth in Section 1.01 is deleted in its entirety and replaced with the following text:

““ECCA” means the Equity Capital Contribution Agreement with respect to the Company, dated as of August 2, 2013, as amended by the First Amendment to Equity Capital Contribution Agreement, dated as of September 25, 2013, as such agreement may be amended, amended and restated, supplemented, or otherwise modified from time to time.”

2.	Ratification. The ASA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the ASA in any other document or instrument shall be deemed to mean such ASA as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED

AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

BLOOM ENERGY CORPORATION, a Delaware corporation

By:
Name: Martin J. Collins
Title: Vice President Corporate Development

[Signature page to First Amendment to A&R ASA]

2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company

By:
Name: Sendil Atreya
Title: Vice President

[Signature page to First Amendment to A&R ASA]

2013B ESA HOLDCO, LLC, a Delaware limited liability company
By:
Name: Sendil Atreya
Title: Vice President

[Signature page to First Amendment to A&R ASA]